EXHIBIT A

-------------------------------------------------------------------------- -----------------------------
                                       Funds                                      Effective Date
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF                                  FEBRUARY 1, 2013
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST MANAGED MUNICIPAL ETF                                                 APRIL 3, 2014
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST LONG/SHORT EQUITY ETF                                                AUGUST 26, 2014
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF                             OCTOBER 20, 2014
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF                                        FEBRUARY 2, 2016
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF                                  FEBRUARY 2, 2016
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF                              FEBRUARY 2, 2016
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF                       FEBRUARY 2, 2016
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF                              AUGUST 22, 2016
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF               AUGUST 22, 2016
-------------------------------------------------------------------------- -----------------------------
FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF                                  JUNE 16, 2017
-------------------------------------------------------------------------- -----------------------------